UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12.

ROCKET LAB USA, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

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ROCKET LAB USA, INC. 3881 MCGOWEN ST LONG BEACH, CA 90808 V14081-P89762

You invested in ROCKET LAB USA, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2023.

Get informed before you vote

View the Combined Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* June 14, 2023 1:30 PM Pacific Time
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Virtually at: www.virtualshareholdermeeting.com/RKLB2023

*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

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  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Class II Directors

Nominees: To be elected for terms expiring in 2026

	01) Edward Frank 02) Michael Griffin 03) Matt Ocko	For

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

3.	To approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers.	Year

4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers disclosed in the accompanying proxy statement.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V14082-P89762